UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 24, 2007
Date of Report (Date of earliest event reported)

The Hershey Company
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-183	23-0691590
(Commission File Number)	(IRS Employer Identification No.)

100 Crystal A Drive, Hershey, Pennsylvania 17033
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (717) 534-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Item 2.02	Results of Operations and Financial Condition

On January 24, 2007, The Hershey Company (“the Company”) announced sales and earnings for the fourth quarter and full year ended December 31, 2006. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in Item 2.02 of this Current Report, including the Exhibit, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Also on January 24, 2007, the Company announced that David J. West, Senior Vice President, Chief Financial Officer, has been elected Executive Vice President, Chief Operating Officer, effective January 24, 2007. Mr. West will continue to hold the position of Chief Financial Officer until his successor to that position is elected. Mr. West, who is 43 years old, has been Senior Vice President, Chief Financial Officer since January 2005. Prior to that time, he held the following elected offices with the Company: Senior Vice President, Chief Customer Officer (from June 2004 to January 2005); Senior Vice President, Sales (from December 2002 to June 2004); Senior Vice President, Business Planning and Development (from June 2002 to December 2002); and Vice President, Business Planning and Development (from May 2001 to June 2002).

The Company does not have an employment agreement with Mr. West. The Compensation and Executive Organization Committee of the Company’s Board of Directors will consider changes to Mr. West’s compensation at its regularly scheduled meeting in February, 2007. Until such time, Mr. West’s compensation will remain as described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 22, 2006 and in accordance with the plans and programs outlined in the Company’s proxy statement for its 2006 annual meeting of stockholders, filed March 14, 2006.

A copy of the Company’s press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits
	99.1	Press Release dated January 24, 2007
	99.2	Press Release dated January 24, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  January 24, 2007

THE HERSHEY COMPANY
By: /s/ David J. West
David J. West Executive Vice President, Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	The Hershey Company Press Release dated January 24, 2007
99.2	The Hershey Company Press Release dated January 24, 2007